Exhibit 10.15

CONSULTANCY AGREEMENT

This consultancy agreement (the “Agreement”) is made among and between:

1.              HOOKIPA Biotech GmbH, FN 365895g, c/o Julius-Raab-Platz 4, 1010 Vienna (after the change of corporate form “HOOKIPA Biotech AG”)

(the “Company”)

and

2.              Daniel D. Pinschewer, 17 chemin de Planta, 1223 Cologny

(the “Consultant”)

(each of them being also designated as a “Party” and together the “Parties”)

Preamble

WHEREAS

A.                          The Company is active in the biotechnological / pharmaceutical industry;

B.                          The Company intends to hire the Consultant to perform certain consultancy services as defined in Section 1 below.

C.                          The Consultant will have access to confidential and proprietary information, trade secrets, inventions and know-how, including confidential information relating to the business or interests of the Company and of persons and entities with whom the Company may have commercial, technical or scientific relationships, in particular information relating to the Company’s research and development programs and technology platforms;

D.                          The Parties desire to further specify the terms and conditions of the Consultant’s functions, in particular his rights and obligations towards the Company;

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.              Services

The Consultant agrees to perform the consultancy services agreed in the Schedules of Work attached hereto as Exhibit A (the “Services”), within the Consulting Service Term of this Agreement, as stipulated in Section 15. For the purposes of this Agreement, the expected level of effort for provision of consultancy services will be 20% of his time on average (i.e. one day/8 hours per week in average) while the Consultant is not bound to any fixed working hours and is free to choose his place of work. Each Schedule of Work defines the scope of the Services and other details (delivery schedule, etc.) for a separate project. The Company may at any time in liaison with the Consultant decide to assign further projects to the Consultant by establishing further Schedules of Work, it being understood that the terms and conditions of this Agreement will apply to such additional Services. The Company agrees that the Consultant shall have reasonable access to the Company’s representatives as necessary and on a timely manner to perform the Services as per this Agreement.

2.              Payment for Services

As consideration for the performance of the Services defined in the Schedules of Work (Exhibit A), the Company agrees to pay the Consultant, as follows

2.1 Fees. Fees for services provided within the Consulting Service Term of this Agreement, as stipulated in Section 15, will be a lump sum of EUR 50,000.—(Fifty thousand euros), VAT (“Umsatzsteuer”), if applicable, included. Such lump sum shall be paid by the Company to Consultant in 4 installments (EUR 12,500.—each installment) on the last day of March 2012, June 2012, September 2012 and December 2012, upon receiving an invoice and work report from the Consultant.

2.2 Reimbursable Expenses. In addition to the payments outlined in Section 2.1 of this Agreement, the Company will reimburse Consultant for all reasonable travel costs incurred while traveling to and from the Consultant’s place of business and the location specified by the Company. These costs include airfare, train, lodging, food, rental automobile, taxis, parking, other ground transportation. In addition, Company will reimburse Consultant for all reasonable costs associated with the services provided to the Company at his place of business and when traveling, proportionate to the level of effort specified in Section 1 (one day/8 hours per week in average), including telephone, fax, and internet charges, postage and courier charges, and office supplies. Receipts for these expenses will be attached to invoices submitted to the Company for reimbursement.

3.              Payment Terms

The Consultant shall send quarterly invoices for the Services rendered and for reimbursable expenses in accordance with this Agreement. The Company agrees that all invoiced fees and expenses payable under this Agreement shall be paid to the Consultant within thirty (30) business days of receipt of said invoice. Payments shall be made in Euros by wire transfer to the Consultant’s designated bank account.

All taxes and fees relating to amounts payable under this Agreement shall be deducted and transferred by Consultant to the competent authority.

4.              Reporting

The Consultant shall give to the Company such information regarding the performance and results of the Services as required by the Company. He is not obliged to comply with any instructions of the Company. The Company shall, however, be entitled to more closely specify the scope of work of the Consultant and to suspend or terminate the Consultant services for one or more projects.

5.              Subcontractors

The Consultant may, in providing the Services to the Company, engage the services of professionals (e.g., subcontractors and associates). At least one week prior to such engagement, the Consultant shall notify the Company in writing and shall abstain from the engagement in case that the Company objects to the engagement due to substantive concerns against the person of the professional.

6.              Work equipment, use of premises

The Consultant will use his own work equipment when providing the Services to the Company.

The Consultant will not use Company facilities as his place of business, except for occasional meetings.

7.              Confidentiality

“Information” shall mean all confidential information relating to the Company, including without limitation its products, business, operations, ideas, formulas, compositions, generally, including without limitation financial, technical, medical, biological, legal and commercial information, know-how, manufacturing and production processes, techniques, research and development information and trade secrets relating to the Company which may be disclosed to the Consultant for the purpose of providing the Services. The failure to identify the information as being confidential shall not relieve the Consultant from the obligations of confidentiality with respect to such information.

The Consultant hereby undertakes to keep the Information confidential and to use the Information solely for the purposes of providing the Services and not to disclose or reveal the Information to any third party, following the receipt of the Information.

Exclusions - Information shall not be deemed confidential and Consultant shall have no obligation with respect to any information which:

(i)                           at the time of the disclosure, is rightfully in the public domain;

(ii)                        subsequently becomes available to the public other than by a breach of this Agreement;

(iii)                     is rightfully in the possession of the Consultant at the time such information is disclosed by the Company, without any limitation on use or disclosure prior to its receipt from the Consultant, as shown by documents or other tangible evidence in the Consultant’s possession;

(iv)                    has been fully received by the Consultant from a third party, who did not obtain the same from the Company, directly or indirectly;

(v)                       has been independently developed by the Consultant without assistance, application or use of the Information, as evidenced by written records of the Consultant; or

(vi)                    has been approved for release by a written authorization of the Company.

The Consultant undertakes to use the Information only for the purpose of providing the Services and not for any other purposes.

Following receipt of a written request from the Company, the Consultant must deliver to the Company, all tangible materials containing or embodying the Information within thirty (30) working days following the receipt of such request. The Information shall be sent by registered mail or by courier and the Consultant shall retain proof of such mailing.

The Parties acknowledge that the disclosure of the Information, without the express written consent of the Company, may cause damages to the Company. It is understood and agreed that money damages would not be a sufficient remedy for any breach of this Agreement by the Consultant and that the Company shall be entitled to seek other relief, including injunction or order of a competent court or administrative agencies and specific performance, as a remedy of such breach.

The Consultant will use the Information for the sole purpose of rendering the Services. The Information will be disclosed to the Consultant with the express understanding that neither the Consultant nor the Company will be obligated to enter into any further agreement relating to the Information.

It is understood and agreed that any and all proprietary rights, including, but not limited to, patent rights, trademarks and proprietary rights, in and to the Information disclosed to the Consultant shall be and remain in the possession of the Company and the Consultant shall have no right, title or interest in or to any of the Information.

The Article shall apply for the full term of this Agreement and for an unlimited time period after termination of this Agreement.

8.              Intellectual Property

8.1 Definition of “Proprietary Information”. Consultant understands that the Company possesses and will possess Proprietary Information, which is important to its business. For purposes of this Agreement, “Proprietary Information” is all information, whether or not in writing or other tangible form, that was or will be developed, created, or discovered by or on behalf of the Company, or which became or will become known by, or was or is conveyed to the Company, and which has commercial value to the Company. “Proprietary Information” includes, but is not limited to, information about trade secrets, designs, methodologies, technology, know-how, processes, data, ideas, techniques, inventions (whether patentable or not), trademarks, registered designs, features and modes of operation, internal documentation, works of authorship, technical, business, financial, client, marketing, and product development plans, forecasts, the salaries and terms of compensation of employees, client and supplier lists, contacts and other information concerning the Company’s actual or anticipated products or services, business, research or development, or any information which is received in confidence by or for the Company from any other person.

8.2 Consultant’s obligations. The Consultant acknowledges that, because of the nature of the Consultant’s duties and the particular responsibilities arising as a result of such duties, the Consultant owes to the Company an obligation to further the interests of the Company.

The Consultant shall promptly disclose to the Company any idea or invention created or developed by the Consultant or his subcontractors and ensuing from the Services performed by the Consultant or his subcontractors during the term of this Agreement, which is actually or potentially relevant to the business of the Company.

The Consultant acknowledges that any Proprietary Information whether in existence now or coming into existence at any time in the future, on creation either during the normal course of Service or by using materials, tools or knowledge made available through Service to the Company shall vest in and be the exclusive property of the Company which the Company shall nominate and, if required to do so (whether before or after the termination of this Agreement), the Consultant will execute all instruments and do all things necessary to vest ownership in the above rights in the Company as sole beneficial owner. The Consultant may not, without the Company’s written consent, disclose, multiply, use, manufacture, bring on the market or sell, lease, deliver or otherwise trade, offer, or register the results of his Services.

The Consultant appoints the Company to be the Consultant’s attorney in the Consultant’s name and on the Consultant’s behalf to execute any such instrument or do any such thing necessary for the purpose of giving to the Company or its nominee the full benefit of the provisions of this clause 8. It is a condition of the Service that the Consultant executes as a deed the Power of Attorney attached as Exhibit B to this Agreement. Upon the Company’s request, the Consultant shall issue further powers of attorney to the Company within the same scope of the Power of Attorney Exhibit B, in particular if the Company requires a special Power of Attorney or a Power of Attorney with certain form requirements.

All information including, but not limited to notes, memoranda, computer discs, data sticks, software, databases, spreadsheets, files, reports, minutes, plans and records concerning the business of the Company or any of its, or their suppliers, agents, distributors, clients or customers which are received or made by the Consultant in the course of Service will be the property of the Company and must be surrendered by the Consultant to the Company at any time and in any event on the termination of Agreement.

The provisions of this clause 8 shall survive termination of this Agreement insofar as they relate to discoveries, inventions, secret processes, and improvements in procedure, trademarks, registered designs, design rights, copyright, database rights and all other intellectual property rights which were created before the termination of this Agreement.

The Company shall have the right to file applications for intellectual property rights containing the Consultant’s name. The Company will acknowledge the Consultant’s role as an inventor on patent applications, according to applicable rules of inventorship.

Insofar as rights that are mentioned above and are related to the intellectual property rights, are not vested in the Company by operation of law or based on this Agreement, the Consultant covenants that he will transfer and hereby transfers to the Company such rights provided, however, that the Company may at its sole discretion renounce such transfer or transfer back to the Consultant any such intellectual property rights at any time. If a transfer should not be possible under the applicable law, then the Consultant shall grant to the Company a perpetual, transferable, royalty-free license to use such Intellectual Property.

The Consultant acknowledges that his consultancy fees under Section 2.1 include reasonable compensation for the loss of intellectual property rights.

The Company is entitled to transfer the intellectual property rights in full or in part to any third party. Subject to mandatory applicable law, the Company and such third parties are not obliged to mention the Consultant as the author if they publish any inventions, computer programs or other works. They are free to make any modifications, translations and/or other adaptations and/or can refrain from making any publications.

With regard to intellectual property that cannot be entirely transferred to the Company, in particular intellectual property under the Austrian Copyright Act (Urheberrechtsgesetz) the Consultant shall transfer, upon the Company’s request, any and all rights that can be derived from such intellectual property rights (in particular rights to use the intellectual property / Werknutzungsrechte) to the Company.

9.              Vacation

The Consultant is not entitled to any paid vacation.

10.       Non-Competition and Non-Solicitation Undertaking

During the term of this Agreement and for a period of 10 years after termination hereof, the Consultant shall not act as a consultant for any competitor of the Company, that uses a recombinant arenavirus vector as a vaccine candidate. In particular, Consultant shall not directly or indirectly support the development, improvement and manufacture of any product of any competitor of the Company that uses a recombinant arenavirus vector as a vaccine candidate or support the distribution of such product. In addition, during the term of this Agreement and for a period of 3 years after termination hereof, the Consultant shall not act as a consultant for any competitor of the Company that is developing a vaccine against the Company’s targets, cytomegalovirus and/or others (to be defined).

Nothing in this Agreement shall be construed to restrict Consultant’s activity as a professor in the Department of Pathology and Immunology and the W.H.O. Collaborating Centre for Vaccine Immunology of the University of Geneva or in any other mere scientific and non-commercial activity, or his ability to enter into new agreements; provided that (a) Consultant’s new agreements in the field of vaccines shall be disclosed in advance and in writing to the Company; (b) in carrying out any such activities, Consultant shall at all times adhere to his confidentiality obligations and non-competition clauses of this Agreement; (c) the totality of such outside activities shall not affect the time committed by the Consultant to Company under this Agreement (1 days per week) unless with the prior consent of the Company; and (c) Consultant shall be bound by any confidentiality agreements pertaining to such outside activities and will not disclose confidential information of third parties to the Company.

11.       Approval

The Consultant declares that this Agreement has been notified to the Consultant’s employer(s) and that his employer(s) have approved of this Agreement. Should the Consultant be obliged under applicable laws and regulations or employment contracts to pay any portion of the remuneration under this Agreement to his or her employer or any other third party, the Consultant shall be solely responsible for such payments.

12.       Independent Contractors

It is the express intention of the parties that Consultant is an independent contractor, and is classified by the Company as such for all tax and employee benefit purposes, and is not an employee, agent, or partner of the Company. Nothing in this Agreement shall be construed as granting to the Consultant any license or right under any patent rights or as representing any commitment by either Party to enter into any license or other agreement by implication or otherwise.

Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement and that Consultant is solely responsible for all taxes, withholdings, and other similar statutory obligations including, but not limited to, self-employment tax and social security. In the event that Consultant, employs assistants or subcontractors to aid in the performance of the Services, the parties agree that such assistants or subcontractors are employed or retained solely by Consultant, and that Consultant alone is responsible for providing workers’ compensation insurance for, paying the compensation, salaries and wages of, and ensuring that all required tax withholdings are made for such assistants or subcontractors. Consultant agrees to ensure that any such assistants or subcontractors shall abide by all of the terms of this Agreement. Consultant agrees to defend, indemnify and hold the Company harmless from any and all claims made by any entity on account of an alleged failure by Consultant to satisfy any tax or withholding obligations of Consultant.

13.       Entire Agreement

This Agreement and the Exhibits hereto, contain the entire Agreement between the Parties hereto with respect to the matters covered herein. No other agreements, representations, warranties, or other matters, oral or written, purportedly agreed to or represented by or on behalf of the Consultant, shall be deemed to bind the Parties hereto with respect to the subject matter hereof. The Company acknowledges that it is entering into this Agreement solely on the basis of representations contained herein. In the event of a conflict in the provisions of the Exhibits hereto and the provisions set forth in the Agreement, the provisions of the Exhibits shall prevail.

14.       Applicable Law and competent jurisdiction

This Agreement is subject to Austrian law and the competent court in the First district of the City of Vienna, Austria, shall have exclusive jurisdiction for all disputes between the parties arising out of or in connection with this Agreement.

15.       Term and Termination

The Agreements shall be effective from January 1st, 2012 (Effective Date) and shall remain in force for a period of One year until December 31st, 2012 (Consulting Service Term) unless earlier terminated by the Consultant in case the University of Geneva would in the future withdraw its consent to this side activity of the Consultant for the Company. The extension of this Agreement shall be subject to mutual written agreement by both Parties and the Parties shall review the services to be provided and determine whether the level of effort specified in Section 1 and the scope of work require changes to reflect the on-going needs of the Company.

This Agreement may be terminated by either Party at any time on cause (aus wichtigem Grund) with immediate effect as well as without cause upon a thirty (30) day written notice delivered to the other Party. In the event a notice of termination is issued, the Company shall promptly pay to the Consultant any monies due and owing to the Consultant in relation to any Services performed by the Consultant prior to the date of such termination and any costs associated with the termination itself and the Consultant will promptly return to the Company all tangible materials containing or embodying the Information.

16.       Severability

The illegality, invalidity or unenforceability in any jurisdiction of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement in that or any other jurisdiction. The Parties undertake to negotiate in good faith to replace the relevant provision by another provision reflecting as closely as possible the original intention and purpose of the Parties.

17.       Disclaimer

Each party to this agreement hereby disclaims any and all warranties, either express or implied, including without limitation any warranties of merchantability, fitness for a particular purpose, and non-infringement. Without limiting the foregoing, Consultant hereby disclaims any and all representations pertaining to (a) the efficacy, safety, market potential and/or other characteristics or qualities of any product developed in the course of the services provided and/or (b) whether any product can be designed, developed, marketed or sold without infringing any third party intellectual property rights.

18.       Indemnification

18.1                        Indemnification by Consultant. Unless otherwise provided herein, Consultant agrees to indemnify, hold harmless, and defend the Company, its affiliates, and any of their respective directors, officers, employees, and agents (collectively, the “Company Indemnitees”) from and against any and all liability, damages, loss, cost or expense (including reasonable attorneys’ fees) (“Losses”) arising out of third party claims, actions, proceedings, or suits (“Claims”), to the extent resulting from: a breach by Consultant of an obligation set forth in this Agreement; or the willful misconduct of the Consultant or and of his employees or subcontractors. Such indemnity shall not apply if the Company fails to comply with the indemnification procedures set forth in Section 18.2 or to the extent that a Loss results from (i) breach by Company of its obligations under this Agreement; or (ii) the negligence, recklessness or willful misconduct of any Company Indemnitee.

18.2                        Indemnification by Company. Unless otherwise provided herein, the Company agrees to indemnify, hold harmless, and defend Consultant and his employees, and subcontractors if any (collectively, the “Assignor Indemnitees”) from and against any and all Losses arising out of Claims, to the extent resulting from: (a) research, development, manufacture, possession, storage, transport, importation, use, sale, marketing, or distribution of products arising out of the services provided by the Consultant in the territory by Company or its affiliates or licensees; (b) breach by the Company of any obligation set forth in this Agreement; or (c) the willful misconduct of the Company, any of its affiliates, or any of their respective employees or agents. Such indemnity shall not apply if the Consultant fails to comply with the indemnification procedures set forth in Section 18.1 or to the extent that a Loss results from (i) a breach by Consultant of any obligation of this Agreement; or (ii) the negligence, recklessness or willful misconduct of the Consultant or any of his employees or subcontractors (if any)

18.3                        Control of Defense. Any entity entitled to indemnification under this Article 18 shall give written notice to the indemnifying Party of any Claims that may be subject to indemnification, promptly after learning of such Claim. Within a reasonable time after receiving such notice, the indemnifying Party shall assume the defense of such Claim with counsel reasonably satisfactory to the indemnified Party. The indemnified Party shall cooperate with the indemnifying Party in such defense. The indemnified Party may, at his or its option and expense, be represented by counsel of his or its choice in any action or proceeding with respect to such Claim. The indemnifying Party shall not be liable for any litigation costs or expenses incurred by the indemnified Party without the indemnifying Party’s written consent, such consent not to be unreasonably withheld. The indemnifying Party shall not settle any such Claim if such settlement (a) does not fully and unconditionally release the indemnified Party from all liability relating thereto or (b) adversely impacts the rights granted to the indemnified Party under this Agreement, unless the indemnified Party otherwise agrees in writing.

19.       Notices

Any notice in connection with this Agreement shall be sent by registered mail, delivery or fax as follows:

Company:	Consultant:
CEO	Daniel Pinschewer
HOOKIPA Biotech GmbH	17 chemin de Planta
1223 Cologny
c/o Julius-Raab-Platz 4	Switzerland
1010 Vienna

or to such other address or facsimile number as is notified in writing from time to time by any Party to this Agreement to the other Party hereto.

20.  Assignment

A Party may not assign this Agreement without the prior written consent of the other Party.

IN WITNESS WHEREOF, the Parties hereto have signed this Agreement.

Company:
Hookipa Biotech GmbH
Dr. Katherine Cohen

Signature

Date	Nov 13, 2011

Consultant:
Daniel Pinschewer

Signature

Date	Nov 16th 2011

EXHIBIT A

Schedules of Work

The Consultant will in particular report to Dr Katherine Cohen, CEO who will monitor the Services provided to the Company.

Scope of the Services:

•                  Provide consultancy to the development plan with respect to:

•                  Vector production strategy;

•                  Choice of target diseases / antigens.

•                  Specialized expertise on the arenavirus vector platform

•                  Consult Company’s IP strategy

•                  Provide technology advice on Company’s wetlab activities

•                  Advise company on international funding opportunities provided by organizations such as the Gates Foundation and NIH.

3. General Tasks:

•                  Supporting the Project Teams

•                  Participate in Project Meetings/teleconferences

•                  Undertake specific project tasks, as specified and agreed

•                  Consulting on timelines and budgets

•                  Serve as the Company’s scientific advisor (for example as member of SAB)

•                  Providing consultation to manufacturing and vector design

EXHIBIT B

POWER OF ATTORNEY

By this Power of Attorney Daniel Pinschewer, 17 chemin de Planta, 1223 Cologny, Switzerland, in accordance with the terms of my Consultancy Agreement with Hookiba Biotech GmbH (the “Company”) dated today (the “Consultancy Agreement”) HEREBY APPOINT the Company to act as my attorney with authority in my name and on my behalf:

(a)                                                                                 during my service or after it has terminated, to do anything and sign or execute any document and generally to use my name for the purpose of giving to the Company or its or their nominee(s) the full benefit of clauses 8; and

(b)                                                                                 to appoint any substitute and to delegate to that substitute all or any powers conferred by this Power of Attorney.

I declare that this Power of Attorney, having been given by me to secure my obligations under clause 8 of the Consultancy Agreement, shall be irrevocable in accordance with Section 1002 following of the Austrian Civil Code (as amended from time to time).

Hookiba Biotech GmbH (“the Company”) is released from the restrictions regarding self-contracting and also entitled to multiple representations (Doppelvertretung).

IN WITNESS whereof this Power of Attorney has been duly executed.

EXECUTED as a deed by:

Signature:

Date:	16 Nov 2011

Witness

Signature:

Name:	Doron Merkler

Address:	Route De Valleiry 28A

1284 Chancy CH

Date:	16 Nov 2011

AMENDMENT TO THE AGREEMENT

between

1.              HOOKIPA Biotech GmbH, FN 365895g, Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria (“HOOKIPA Biotech AG”)

(the “Company”)

and

2.              Daniel D. Pinschewer, 17 chemin de Planta, 1223 Cologny

(the “Consultant”)

(each of them being also designated as a “Party” and together the “Parties”)

RECITALS

WHEREAS, the Parties entered into a Consultancy Agreement signed by the Company on November 13, 2011 and by the Consultant on November 16, 2011, (the “Agreement”) whereby the Company hired Daniel Pinschewer as Consultant.

WHEREAS, the Parties now wish to extend the Agreement in accordance with the terms and conditions of this amendment (the “Amendment”).

NOW THEREFORE THE PARTIES HEREBY AGREE AS FOLLOWS:

1.              The Agreement is hereby extended for one more year from January 1, 2013 to December 31, 2013 (“Extension Period”).

2.              The Consultant confirms that he has received all Fees and Reimbursable Expenses governed in Section 2 of the Agreement for January 1, 2012 to December 31, 2012. The Payment dates specified in Section 2 of the Agreement will be changed to the corresponding dates for Extension Period for the service during such period.

3.              All terms and conditions in Agreement remain in force for the Amendment.

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IN WITNESS WHEREOF, the Parties hereto have signed this Agreement.

Company:
Hookipa Biotech AG
Dr. Katherine Cohen, CEO

Signature

Date	7 Jan 2013

Consultant:
Dr. Daniel Pinschewer

Signature

Date	7 January 2013

2

AMENDMENT NO. 2 TO THE CONSULTANCY AGREEMENT

between

1.              HOOKIPA Biotech AG, FN 365895g, Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria

(the “Company”)

and

2.              Prof. Dr. Daniel Pinschewer, Im Zehntenfrei 21 A, 4102 Binningen, Switzerland

(the “Consultant”)

(each of them being also designated as a “Party” and together the “Parties”)

RECITALS

WHEREAS, the Parties entered into a Consultancy Agreement signed by the Company on November 13, 2011 and by the Consultant on November 16, 2011 (the “Agreement”) whereby the Company hired Daniel Pinschewer as Consultant. The Parties signed an amendment (the “Amendment No. 1”) to the Agreement on January 7, 2013.

WHEREAS, the Parties now wish to extend the Agreement in accordance with the terms and conditions of this amendment (the “Amendment No. 2”).

NOW THEREFORE THE PARTIES HEREBY AGREE AS FOLLOWS:

1.              The Agreement is hereby extended for one year from January 1, 2014 to December 31, 2014 (the “Extension Period”).

2.              The address of the Consultant shall be amended to: Im Zehntenfrei 21A, 4102 Binningen, Switzerland

3.              The Payment dates specified in Section 2 of the Agreement will be changed to the corresponding dates for the Extension Period for the Consultant’s service during such period.

4.              In Section 10 of the Agreement the words “Department of Pathology and Immunology and the W.H.O. Collaborating Centre for Vaccine Immunology of the University of Geneva” shall be deleted and replaced by “Department of Biomedicine of the University of Basel.” All other texts in Section 10 remain unchanged.

5.              The first sentence of Section 11 of the Agreement (“Approval”) shall be amended to read: “The Consultant declares that this Agreement is notified to the Consultant’s employer, the University of Basel, in accordance with the latter institutions regulations.”

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6.              All other terms and conditions in the Agreement remain in force for the Amendment No. 2.

IN WITNESS WHEREOF, the Parties hereto have signed this Agreement.

Company:		Consultant:
Hookipa Biotech AG		Prof. Dr. Daniel Pinschewer
Dr. Katherine Cohen, CEO

Signature		Signature

Date	Dec 13, 2013	Date	Dec.16th 2013

2

AMENDMENT NO. 3 TO THE CONSULTANCY AGREEMENT

between

1.              HOOKIPA Biotech AG, FN 365895g, Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria

(the “Company”)

and

2.              Prof. Dr. Daniel Pinschewer, Im Zehntenfrei 21A, 4102 Binningen, Switzerland

(the “Consultant”)

(each of them being also designated as a “Party” and together the “Parties”)

RECITALS

WHEREAS, the Parties entered into a Consultancy Agreement signed by the Company on November 13, 2011 and by the Consultant on November 16, 2011 (the “Agreement”) whereby the Company hired Daniel Pinschewer as Consultant. The Parties signed an amendment (the “Amendment No. 1”) to the Agreement on January 7, 2013 and a further amendment (the “Amendment No. 2”) on December 13th, 2013 and December 16th, 2013, respectively.

WHEREAS, the Parties now wish to extend the Agreement, as amended, in accordance with the terms and conditions of this amendment (the “Amendment No. 3”).

NOW THEREFORE THE PARTIES HEREBY AGREE AS FOLLOWS:

1.              The Agreement, as amended, is hereby extended for one year from January 1, 2015 to December 31, 2015 (the “Extension Period”).

2.              The Payment dates specified in Section 2 of the Agreement, as amended, will be changed to the corresponding dates for the Extension Period for the Consultant’s service during such period.

3.              All other terms and conditions in the Agreement, as amended, remain in force for the Amendment No. 3.

IN WITNESS WHEREOF, the Parties hereto have signed this Agreement.

Company:		Consultant:
Hookipa Biotech AG		Prof. Dr. Daniel Pinschewer
Dr. Katherine Cohen, CEO

Signature		Signature

Date	December 18, 2014	Date	December 15th 2014

1

AMENDMENT NO. 4 TO THE CONSULTANCY AGREEMENT

between

1.              HOOKIPA Biotech AG, FN 365895g, Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria

(the “Company”)

and

2.     Prof. Dr. Daniel Pinschewer, Im Zehntenfrei 21A, 4102 Binningen, Switzerland

(the “Consultant”)

(each of them being also designated as a “Party” and together the “Parties”)

RECITALS

WHEREAS, the Parties entered into a Consultancy Agreement signed by the Company on November 13, 2011 and by the Consultant on November 16, 2011 (the “Agreement”) whereby the Company hired Daniel Pinschewer as Consultant. The Parties signed an amendment (the “Amendment No. 1”) to the Agreement on January 7, 2013, a further amendment (the “Amendment No. 2”) on December 13, 2013 and December 16, 2013. and a further amendment (the “Amendment No. 3”) on December 15, 2014 and December 18, 2014, respectively.

WHEREAS, the Parties now wish to extend the Agreement, as amended, in accordance with the terms and conditions of this amendment (the “Amendment No. 4”).

NOW THEREFORE THE PARTIES HEREBY AGREE AS FOLLOWS:

1.              The Agreement, as amended, is hereby extended for one year from January 1, 2016 to December 31, 2016 (the “Extension Period”).

2.              The Payment dates specified in Section 2 of the Agreement, as amended, will be changed to the corresponding dates for the Extension Period for the Consultant’s service during such period.

3.              All other terms and conditions in the Agreement, as amended, remain in force for the Amendment No. 4.

IN WITNESS WHEREOF, the Parties hereto have signed this Agreement.

Company:		Consultant:
Hookipa Biotech AG		Prof. Dr. Daniel Pinschewer
Dr. Katherine Cohen, CEO

Signature		Signature

Date	Feb 25, 2016	Date	Feb 24th 2016

1

AMENDMENT NO. 5 TO THE CONSULTANCY AGREEMENT

between

1.              HOOKIPA Biotech AG, EN 365895g, Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria

(the “Company”)

and

2.              Prof. Dr. Daniel Pinschewer, Im Zehntenfrei 5, 4102 Binningen, Switzerland

(the “Consultant”)

(each of them being also designated as a “Party” and together the “Parties”)

RECITALS

WHEREAS, the Parties entered into a Consultancy Agreement signed by the Company on November 13, 2011 and by the Consultant on November 16, 2011 (the “Agreement”) whereby the Company hired Daniel Pinschewer as Consultant. The Parties signed an amendment (the “Amendment No. 1”) to the Agreement on January 7, 2013, a further amendment (the “Amendment No. 2”) on December 13, 2013 and December 16, 2013, a further amendment (the “Amendment No. 3”) on December 15, 2014 and December 18, 2014, and a further amendment (the “Amendment No. 4”) on February 24, 2016 and February 25, 2016, respectively.

WHEREAS, the Parties now wish to extend the Agreement, as amended, in accordance with the terms and conditions of this amendment (the “Amendment No. 5”).

NOW THEREFORE THE PARTIES HEREBY AGREE AS FOLLOWS:

1.              The Agreement, as amended, is hereby extended for one year from January 1, 2017 to December 31, 2017 (the “Extension Period”).

2.              The Payment dates specified in Section 2 of the Agreement, as amended, will be changed to the corresponding dates for the Extension Period for the Consultant’s service during such period.

3.              All other terms and conditions in the Agreement, as amended, remain in force for this Amendment No. 5.

IN WITNESS WHEREOF, the Parties hereto have signed this Agreement.

Company:		Consultant:
Hookipa Biotech AG		Prof. Dr. Daniel Pinschewer
Jörn Aldag, CEO

Signature		Signature

Date	7.12.16	Date	7.12.2016

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AMENDMENT NO. 6 TO THE CONSULTANCY AGREEMENT

between

1.              HOOKIPA Biotech AG, FN 365895g, Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria

(the “Company”)

and

2.              Prof. Dr. Daniel Pinschewer, Im Zehntenfrei 5, 4102 Binningen, Switzerland

(the “Consultant”)

(each of them being also designated as a “Party” and together the “Parties”)

RECITALS

WHEREAS, the Parties entered into a Consultancy Agreement signed by the Company on November 13, 2011 and by the Consultant on November 16, 2011 (the “Agreement”) whereby the Company hired Daniel Pinschewer as Consultant. The Parties signed an amendment (the “Amendment No. 1”) to the Agreement on January 7, 2013, a further amendment (the “Amendment No. 2”) on December 13, 2013 and December 16, 2013, a further amendment (the “Amendment No. 3”) on December 15, 2014 and December 18, 2014, a further amendment (the “Amendment No. 4”) on February 24, 2016 and February 25, 2016, and a further amendment (the “Amendment No. 5”) on December 7, 2016, respectively.

WHEREAS, the Parties now wish to extend the Agreement, as amended, in accordance with the terms and conditions of this amendment (the “Amendment No. 6”).

NOW THEREFORE THE PARTIES HEREBY AGREE AS FOLLOWS:

1.              The Agreement, as amended, is hereby extended for one year from January 1, 2017 to December 31, 2017 (the “Extension Period”).

2.              Section 2 of the Agreement shall be amended such that the fees for the Services provided within the Extension Period defined above, will be a lump sum of EUR 60,000 (sixty thousand euros), VAT, if applicable, included. Such lump sum shall be paid by the Company to Consultant in 4 installments (EUR 15,000 each installment) on the last day of March 2017, June 2017, September 2017 and December 2017, upon receiving an invoice and work report from the Consultant.

3.              The Schedules of Work as defined in Exhibit A of the Agreement, shall be changed so that the Consultant shall now report to Jörn Aldag, CEO of the Company. General tasks defined in Exhibit A of the Agreement, shall be amended to also include the « representation of the Company, including presentation of Company technologies, in meetings with investors and/or potential business partners of Company ».

4.              In consideration of the amended Schedules of Work as defined above the parties agree that the Consultant shall hold the title of CSO (Chief Scientific Officer) of the Company when representing the Company in meetings with third parties.

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5.              The Consultant shall further be granted 6375 stock options of the Company, subject to the terms and conditions of the Company’s stock option plan 2016.

6.              All other terms and conditions in the Agreement, as amended, remain in force for this Amendment No. 6.

IN WITNESS WHEREOF, the Parties hereto have signed this Agreement.

Company:	Consultant:
Hookipa Biotech AG	Prof. Dr. Daniel Pinschewer
Jörn Aldag, CEO

Signature	Signature

December 14, 2016	Date	16.Dec.2016

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AMENDMENT NO. 7 TO THE CONSULTANCY AGREEMENT

between

1.              HOOKIPA Biotech AG, FN 365895g, Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria

(the “Company”)

and

2.              Prof. Dr. Daniel Pinschewer, Im Zehntenfrei 5, 4102 Binningen, Switzerland

(the “Consultant”)

(each of them being also designated as a “Party” and together the “Parties”)

RECITALS

WHEREAS, the Parties entered into a Consultancy Agreement signed by the Company on November 13, 2011 and by the Consultant on November 16, 2011 (the “Agreement”) whereby the Company hired Daniel Pinschewer as Consultant. The Parties signed an amendment (the “Amendment No. 1”) to the Agreement on January 7, 2013, a further amendment (the “Amendment No. 2”) on December 13, 2013 and December 16, 2013, a further amendment (the “Amendment No. 3”) on December 15, 2014 and December 18, 2014, a further amendment (the “Amendment No. 4”) on February 24, 2016 and February 25, 2016, a further amendment (the “Amendment No. 5”) on December 7, 2016, and a further amendment (the “Amendment No. 6”) on December 14, 2016 and December 16, 2016, respectively.

WHEREAS, the Parties now wish to extend the Agreement, as amended, in accordance with the terms and conditions of this amendment (the “Amendment No. 7”).

NOW THEREFORE THE PARTIES HEREBY AGREE AS FOLLOWS:

1.              The Agreement, as amended, is hereby extended for one year from January 1, 2018 to December 31, 2018 (the “Extension Period”).

2.              The Payment dates specified in Section 2 of the Agreement, as amended, will be changed to the corresponding dates for the Extension Period for the Consultant’s service during such period.

3.              All other terms and conditions in the Agreement, as amended, remain in force for this Amendment No. 7.

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IN WITNESS WHEREOF, the Parties hereto have signed this Agreement.

Company:		Consultant:
Hookipa Biotech AG		Prof. Dr. Daniel Pinschewer
Jörn Aldag, CEO

Signature		Signature

Date:	4-Dec-2017	Date	4.12.2017

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